UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

                                 Date of Report
                                March 14, 2002
                        (Date of earliest event reported)

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                           CemTech Industries Limited
           ----------------------------------------------------------
                 (Name of Small Business Issuer in its charter)


              Nevada                   000-32753                   86-1024819
-------------------------------  -----------------------  ---------------------
(State or other jurisdiction of  Commission File Number)      (I.R.S. Employer
incorporation or organization)                               Identification No.)


10655 Southport Road S.W., Suite 500
      Calgary Alberta Canada                                      T2W 4Y1
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(Address of principal executive offices)                         (Zip Code)

                                 (403) 870-9455
                                 --------------
                           (Issuer's telephone number)


            7373 N Scottsdale Road, Suite D215, Scottsdale, AZ 85253.
             ------------------------------------------------------
                  (Former address if changed since last report)



ITEM 6.  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

On March 13, 2002, Dr. Hongtao Zhang, PhD., Registrant's Director , resigned his position as a member of Registrant's Board of Directors. Dr. Hongtao Zhang's resignation became effective immediately.


ITEM 7. FINANCIALS STATEMENTS AND EXHIBITS

     Financial Statements: None

     Exhibit 1 -Resignation letter from Dr. Hongtao Zhang, PhD.



                                   SIGNATURES

     In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, who are duly authorized.

                                       Registrant: CemTech Industries Limited
                                       Date: March 15, 2002
                                       /s/ Theodore K. Cantlon
                                       -------------------------------
                                       Theodore K. Cantlon
                                       President and Director